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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2004
                                                 ------------------


                               AP Henderson Group
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                   000-31153                      88-0355504
---------------------------        ---------                -------------------
(State or Other Jurisdiction      (Commission                   (IRS Employer
   of Incorporation)              File Number)               Identification No.)


              600 Wilshire Boulevard, Los Angeles, California 90017
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (213) 538-1203
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER INFORMATION.

         Effective as July 22, 2004, Richard Henry resigned as an officer and director of AP Henderson Group, a Nevada corporation ("Company"). Prior to Mr. Henry's resignation, the Board of Directors of the Company appointed to the board Jeffrey Co, Lanman Hong, Baocheng Han and Richard Lui. The newly constituted Board of Directors of the Company then appointed Mr. Co to serve as Chairman of the Board and Chief Executive Officer, and Mr. Lui to serve as Vice Chairman. Donald Sprague continues to serve on the Board of Directors of the Company.

         Mr. Co owns 41 million (44.3%) of the Company's outstanding common shares. Messrs. Co, Hong, and Han are executive officers of Hyundai MultiCAV Computer Shanghai Co.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.
             ---------

                  99.1 Press Release dated July 28, 2004(furnished pursuant to Item 9).


ITEM 9.  REGULATION FD DISCLOSURE

            On July 28, 2004, AP Henderson Group issued a press release announcing the changes in management referred to in Item 5 above. A copy of the press release is furnished as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AP HENDERSON GROUP
                                             (Registrant)


Date:  July 28, 2004                         By: /s/ JEFFREY CO
                                                 -------------------------------
                                                 Jeffrey Co,
                                                 Chief Executive Officer